CERTIFICATION FILED AS EXHIBIT 13(B) TO FORM N-CSR

Name of Issuer:	AMG FUNDS: AMG GW&K MUNICIPAL BOND FUND, AMG GW&K MUNICIPAL ENHANCED YIELD FUND, AMG GW&K SMALL CAP CORE FUND, AMG GW&K SMALL CAP VALUE FUND, AMG GW&K SMALL/MID CAP FUND, AMG RENAISSANCE LARGE CAP GROWTH FUND, AMG TIMESSQUARE SMALL CAP GROWTH FUND, AMG TIMESSQUARE MID CAP GROWTH FUND, AMG TIMESSQUARE INTERNATIONAL SMALL CAP FUND, AMG TIMESSQUARE EMERGING MARKETS SMALL CAP FUND, AMG TIMESSQUARE GLOBAL SMALL CAP FUND, AMG YACKTMAN FUND, AMG YACKTMAN FOCUSED FUND, AMG YACKTMAN SPECIAL OPPORTUNITIES FUND, AMG YACKTMAN GLOBAL FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to her knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: March 7, 2022	/s/ Keitha L. Kinne
Keitha L. Kinne
Principal Executive Officer

CERTIFICATION FILED AS EXHIBIT 13(B) TO FORM N-CSR

Name of Issuer:	AMG FUNDS: AMG GW&K MUNICIPAL BOND FUND, AMG GW&K MUNICIPAL ENHANCED YIELD FUND, AMG GW&K SMALL CAP CORE FUND, AMG GW&K SMALL CAP VALUE FUND, AMG GW&K SMALL/MID CAP FUND, AMG RENAISSANCE LARGE CAP GROWTH FUND, AMG TIMESSQUARE SMALL CAP GROWTH FUND, AMG TIMESSQUARE MID CAP GROWTH FUND, AMG TIMESSQUARE INTERNATIONAL SMALL CAP FUND, AMG TIMESSQUARE EMERGING MARKETS SMALL CAP FUND, AMG TIMESSQUARE GLOBAL SMALL CAP FUND, AMG YACKTMAN FUND, AMG YACKTMAN FOCUSED FUND, AMG YACKTMAN SPECIAL OPPORTUNITIES FUND, AMG YACKTMAN GLOBAL FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: March 7, 2022	/s/ Thomas Disbrow
Thomas Disbrow
Principal Financial Officer